As filed with the Securities and Exchange Commission on December 10, 2007.

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

December 10, 2007

MEDAREX, INC.

(Exact name of registrant as specified in its charter)

New Jersey	0-19312	22-2822175
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

707 State Road, Princeton, N.J. 08540-1437

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (609) 430-2880

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐            Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events.

On December 10, 2007, Medarex, Inc. and Bristol-Myers Squibb Company issued a joint press release announcing top-line data from the three registrational trials that constitute the monotherapy program for ipilimumab — an  investigational immunotherapy — in patients with metastatic melanoma, a copy of which is furnished as Exhibit 99.1 to this Current Report.

Item 9.01               Financial Statements and Exhibits.

(c)           Exhibits.  The following press release is furnished as an exhibit to this Current Report on Form 8-K:

Exhibit Number

Description

99.1	Press release issued December 10, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDAREX, INC.
Registrant

Date: December 10, 2007	By:	/s/ Christian S. Schade
Christian S. Schade,
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number

Description

99.1	Press release issued December 10, 2007